                                                                  EXHIBIT 99.3



                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            FINANCIAL STATEMENTS

         The following unaudited pro forma condensed consolidated financial statements (the "Pro Forma Financial Statements") are derived from historical financial statements of AmTec and Terremark, and have been prepared to illustrate the effects of the transactions described below.

         The unaudited pro forma condensed balance sheet gives effect to each of the following transactions as if those transactions had occurred on December 31, 1999; (i) the merger of Terremark and AmTec and (ii) the Building Transactions of (a) Terremark's sale of Terremark Centre for its estimated net sales price based on a signed letter of intent and repayment of related debt, including purchase money notes payable to Vistagreen and (b) Vistagreen's acquisition of a 35% ownership interest in the merged company with proceeds from repayment of the notes delivered by Terremark to Vistagreen for the purchase of Terremark Centre. The unaudited pro forma condensed statements of operations for the nine months ended December 31, 1999 and for the year ended March 31, 1999 give effect to the merger of Terremark and AmTec as if that transaction had occurred on April 1, 1999 and 1998, respectively. The unaudited pro forma condensed consolidated statements of operations for the nine months ended December 31, 1999 and for the year ended March 31, 1999 also give effect to the following Vistagreen transactions as if those transactions had occurred on April 1, 1999 and 1998, respectively; (a) Terremark's acquisition of Terremark Centre for its purchase price, (b) Terremark's resale of Terremark Centre for its estimated net sales price based on a signed letter of intent and repayment of all related debt and
(c) Vistagreen's acquisition of a 35% ownership interest in the merged company. The foregoing transactions are referred to as the Building Transactions in these pro forma financial statements.

         The pro forma financial statements are unaudited and do not purport to be indicative of the actual results of operations or financial position that would have been reported had such events actually occurred on the dates specified, nor do they purport to be indicative of AmTec's future results or position. No estimates of future cost savings related to among other things, administrative consolidations and other efficiencies have been reflected in these pro forma financial statements. The pro forma financial statements, including the notes thereto, should be read in conjunction with the audited historical financial statements thereto, of Terremark and AmTec appearing elsewhere in this document.

         The merger transaction will result in Terremark receiving a majority of the combined company's voting common stock. Accordingly, the merger will be treated as a reverse acquisition for accounting purposes, with Terremark as the acquirer. After the merger is effective, comparative historical information of the combined company will be that of Terremark.



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



            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1999
                             (DOLLARS IN THOUSANDS)

                                  TERREMARK         AMTEC           MERGER         MERGED        BUILDING        COMPANY
                                  HISTORICAL     HISTORICAL      ADJUSTMENTS (A)   COMPANY    TRANSACTIONS (B)  PRO FORMA
                                -------------- ---------------   ---------------  ---------   ----------------  ----------
ASSETS

Real estate inventories, net      $   5,317      $      --      $      --      $   5,317      $      --      $   5,317
Cash and cash equivalents             1,390            630             --          2,020         27,746         29,766
Restricted cash                         281             --             --            281           (263)            18
Investment in unconsolidated
subsidiaries                             --          2,439             --          2,439             --          2,439
Investment in affiliate                  --            632             --            632             --            632
Real estate held for sale            55,850             --             --         55,850        (55,850)            --
Deposit on real estate                  500             --             --            500             --            500
Accounts receivable                   1,075             --             --          1,075           (183)           892
Notes receivable                      1,717            575         (1,125)         1,167             --          1,167
Property, plant and equipment           369             62            431             --            431
Goodwill                                 --             --         47,803         47,803             --         47,803
Other assets                          1,749            109             --          1,858         (1,026)           832
                                  ---------      ---------      ---------      ---------      ---------      ---------
     Total assets                 $  68,248      $   4,447      $  46,678      $ 119,373      $ (29,576)     $  89,797
                                  =========      =========      =========      =========      =========      =========

LIABILITIES AND STOCKHOLDERS'
  EQUITY

LIABILITIES:

Notes payable                     $  60,518      $   1,125      $  (1,125)     $  60,518      $ (55,414)     $   5,104
Trade payable and other
  liabilities                         3,415            594          2,000          6,009         (1,778)         4,231
Interest payable                        752             25             --            777           (149)           628
Customer deposits                       514             --             --            514           (333)           181
                                  ---------      ---------      ---------      ---------      ---------      ---------

     Total liabilities               65,199          1,744            875         67,818        (57,674)        10,144
                                  ---------      ---------      ---------      ---------      ---------      ---------

STOCKHOLDERS' EQUITY:
Preferred stock                       4,177             --         (4,177)            --             --             --
Common stock                             11             36             67            114             69            183
Paid in capital                       8,013         38,267         13,830         60,110         28,029         88,140
Retained deficit                     (9,152)       (36,082)        36,082         (9,152)            --         (9,152)
Warrants                                 --            482             --            482             --            482
                                  ---------      ---------      ---------      ---------      ---------      ---------

                                      3,049          2,703         45,803         51,555         28,098         79,653
                                  ---------      ---------      ---------      ---------      ---------      ---------
     Total liabilities and
     stockholders' equity         $  68,248      $   4,447      $  46,678      $ 119,373      $ (29,576)     $  89,797
                                  =========      =========      =========      =========      =========      =========



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


------------------

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET AS OF DECEMBER 31, 1999


(a) Merger adjustments include estimated adjustments necessary under the purchase method of accounting, with Terremark treated as the acquirer, including $2.0 million in estimated offering costs in connection with the transaction. Merger adjustments also include the elimination of $1.125 million loaned by Terremark to AmTec. The goodwill adjustment amount reflects the excess purchase price over the estimated fair value of AmTec's identifiable assets and liabilities . The goodwill calculation assumes a purchase price of $50.5 million based upon the market capitalization of AmTec, using an average closing price of AmTec's ordinary shares over a seven day period commencing three days before November 9, the date the proposed merger was announced. The calculated purchase price per share of $.9911 is for accounting purposes only and is not indicative of the price at which AmTec's shares will trade immediately before the consummation of the merger or the value of AmTec's shares to be received by shareholders of Terremark or Vistagreen in connection with the merger.

(b) Building Transactions represent Terremark's sale of Terremark Centre for its net estimated sales price based on a signed letter of intent and repayment of all related debt. Building Transactions also include Vistagreen's acquisition of 35% of the combined company for $28.1 million (the anticipated proceeds from liquidation of $27.1 million in promissory notes held by Vistagreen plus $1.0 million in minimum interest due under the notes.)



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



       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED DECEMBER 31, 1999
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                              TERREMARK
                                  TERREMARK    CENTRE       TERREMARK    AMTEC       MERGER        MERGED    BUILDING      COMPANY
                                  HISTORICAL  PRO FORMA (A) PRO FORMA  HISTORICAL ADJUSTMENTS(B)  COMPANY  TRANSACTION(C) PRO FORMA
                                  ---------  ------------   ---------- ---------- -------------- ---------- ------------- ---------
TOTAL REVENUES                    $  13,390  $       --    $   13,390  $      --   $       --     $  13,390  $       --  $  13,390

EXPENSES                                                                                   --
   COST OF REAL ESTATE SOLD
     AND SERVICES                     9,100          --         9,100         --           --         9,100          --      9,100
   EQUITY IN (INCOME) LOSSES
     OF AFFILIATE AND
     UNCONSOLIDATED SUBSIDIARY          --           --           --        (271)          --          (271)         --       (271)
   SELLING, GENERAL AND
     ADMINISTRATIVE EXPENSES          6,941          --         6,941      2,403           --         9,344          --      9,344
   DEPRECIATION                          63          --            63          -           --            63          --         63
   AMORTIZATION                         --           --           --          --        7,170         7,170          --      7,170
                                  ---------  ------------   ---------- ---------- -------------- ---------- ------------- ---------
       OPERATING EXPENSES            16,104          --        16,104      2,132        7,170        25,406          --     25,406
                                  ---------  ------------   ---------- ---------- -------------- ---------- ------------- ---------

   INCOME (LOSS) FROM OPERATIONS     (2,714)         --        (2,714)    (2,132)      (7,170)      (12,016)         --    (12,016)

OTHER INCOME (EXPENSE)

   INTEREST INCOME                      186          --           186         --            --          186          --        186
   INTEREST EXPENSE                    (614)         --          (614)        --            --         (614)       (948)    (1,562)
   OTHER INCOME (EXPENSE)                (7)         --            (7)        46            --           39          --         39
   INCOME (LOSS) ON OPERATIONS OF
   TERREMARK CENTRE                       2        (553)         (551)        --            --         (551)        551        --
   DIVIDEND ON PREFERRED STOCK    $    (313)         --          (313)     (350)           313         (350)         --       (350)
                                  ---------  ------------   ---------- ---------- -------------- ---------- ------------- ---------
  TOTAL OTHER (EXPENSE) INCOME         (746)       (553)       (1,299)     (304)           313       (1,290)       (397)    (1,687)
                                  ---------  ------------   ---------- ---------- -------------- ---------- ------------- ---------

   INCOME (LOSS) BEFORE INCOME
    TAXES                            (3,460)       (553)       (4,013)   (2,436)        (6,857)     (13,306)       (397)   (13,703)

INCOME TAXES
   CURRENT TAX EXPENSE                   --           --          --        --             --          --            --        --
   DEFERRED TAX (BENEFIT)                --           --          --        --             --          --            --        --
                                  ---------  ------------   ---------- ---------- -------------- ---------- ------------- ---------
TOTAL INCOME TAX EXPENSE (BENEFIT)       --           --          --        --             --          --            --        --
                                  ---------  ------------   ---------- ---------- -------------- ---------- ------------- ---------
NET INCOME (LOSS)                 $  (3,460) $     (553)   $   (4,013) $ (2,436   $     (6,857)   $ (13,306) $      (397) $(13,703)
                                  =========  ============   ========== ========== ============== ========== ============= =========

EARNINGS PER SHARE:

BASIC AND DILUTED                                                   $   (0.07)              $    (0.12)               $      (0.07)
                                                                    =========               ==========                ============

WEIGHTED AVERAGE SHARES OUTSTANDING

BASIC AND DILUTED (D)                                               32,924,478   81,693,364 114,617,842   68,520,236   183,138,078
                                                                    ==========  =========== ============  ==========   ===========

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

----------------------

NOTES TO PRO FORMA STATEMENT OF OPERATIONS FOR NINE MONTHS ENDED
DECEMBER 31, 1999

(a) Terremark Centre Pro Forma represents the additional estimated net loss on Terremark Centre from April 1, 1999 through December 22, 1999, the date of its acquisition by Terremark, which would have been recorded by Terremark if it had acquired Terremark Centre on April 1, 1999.

(b) Merger adjustments include estimated amortization of goodwill resulting from the excess purchase price over the estimated fair value of AmTec's identifiable assets and liabilities over a five year period. The five year period is supported by the nature of the telecommunications and Internet industries. However, amortization will ultimately be based upon the results of the valuation of AmTec by a third party.

(c) Building Transactions represent the adjustment to eliminate the income recorded by Terremark resulting from its investment in Terremark Centre plus the additional estimated net loss which would have been recorded by Terremark if it had acquired Terremark Centre on April 1, 1999. Building Transactions also represent the adjustment which would have been recorded if Terremark had resold Terremark Centre on April 1, 1999 for its estimated net sales price based on a signed letter of intent.

(d) Basic weighted average shares represents the total estimated shares to be issued to related shareholders in the merger. Basic and diluted weighted average shares are the same because the inclusion of the dilutive effect of preferred stocks and stock warrants in the merged company would be antidilutive, due to the net loss position.




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

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 1999
                    (DOLLARS IN THOUSANDS EXCEPT SHARE DATA)



                                             TERREMARK
                                  TERREMARK   CENTRE       TERREMARK  AMTEC         MERGER        MERGED     BUILDING     COMPANY
                                  HISTORICAL PRO FORMA (A) PRO FORMA  HISTORICAL ADJUSTMENTS (B) COMPANY  TRANSACTION(C) PRO FORMA
                                  ---------- ------------- --------- --------- ----------------- -------- -----------    ---------
Total Revenues                    $  44,456     $     --    $44,456  $     --     $       --   $ 44,456    $      --   $   44,456

Expenses                                                                                  --
   Cost of real estate sold and

      services                       31,148           --     31,148        --             --     31,148           --       31,148
   Equity in losses of affiliated
     consolidated subsidiary             --           --         --       385             --        385           --          385
   Selling, general and
     Administrative                  11,571           --     11,571     4,650             --     16,221           --       16,221
   Depreciation                          50           --         50        --             --         50           --           50
   Amortization                          --           --          -        --          9,561      9,561           --        9,561
                                  ---------     --------   --------   -------     -----------  ----------  --------- ------------

       Operating Expenses            42,769           --     42,769     5,035          9,561     57,365           --       57,365
                                  ---------     --------   --------   -------     -----------  ----------  --------- ------------

   Income (loss) from operations      1,687           --      1,687    (5,035)        (9,561)   (12,909)          --      (12,909)

Other income (expense)

   Interest income                      263           --        263        --             --        263           --          263
   Interest expense                  (1,493)          --     (1,493)       --             --     (1,493)       1,000)      (2,493)
   Other income (expense)               167           --        167      (544)            --       (377)        (150)        (527)
   Loss on operations of
     Terremark Centre                    --         (426)      (426)       --             --       (426)         426           --
   Dividend on preferred stock           --           --         --      (672)            --       (672)          --         (672)
                                  ---------     --------   --------   -------     -----------  ----------  --------- ------------

  Total other (expense) income       (1,063)       (426)     (1,489)   (1,216)            --     (2,705)        (724)      (3,429)
                                  ---------     --------   --------   -------     -----------  ----------  --------- ------------

   Income (loss) before income taxes    624        (426)        198    (6,251)        (9,561)   (15,614)        (724)     (16,338)

Income taxes

   Current tax expense                   --           --         --        --             --          --          --           --
   Deferred tax (benefit)                --           --         --        --             --          --          --           --
                                  ---------     --------   --------   -------     -----------  ----------  --------- ------------

Total income tax expense (benefit)       --           --         --        --             --          --          --           --
                                  ---------     --------   --------   -------     -----------  ----------  --------- ------------

   Net income (loss)              $     624    $    (426)  $    198   $(6,251)  $     (9,561)  $(15,614)   $    (724)  $  (16,338)
                                  =========     ========   ========   =======     ===========  ==========  ========= ============

Loss per share

   Basic and Diluted                                                $   (0.23)              $     (0.14)             $      (0.09)
                                                                    =========               ===========              ============

   Weighted average shares
     outstanding

   Basic and Diluted (d)                                           27,495,213   87,122,629   114,617,842   68,520,236 183,138,078
                                                                   ==========  ===========  ============  =========== ===========



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

NOTES TO PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1999:

(a) Terremark Centre Pro Forma represents the estimated net loss on Terremark Centre from April 1,1998 through March 31, 1999 which would have been recorded by Terremark if it had acquired Terremark Centre on April 1, 1998.

(b) Merger adjustments include estimated amortization of goodwill resulting from the excess purchase price over the estimated fair value of AmTec's identifiable assets and liabilities over a five year period. The five year period is supported by the nature of the telecommunications and internet industries. However, amortization will ultimately be based upon the results of the valuation of AmTec by a third party.

(c) Building Transactions represent the adjustment to eliminate the estimated net loss which would have been recorded by Terremark if it had acquired Terremark Centre on April 1, 1998. Building Transactions also represent the adjustment which would have been recorded if Terremark had resold Terremark Centre on April 1, 1998 for its estimated net sales price based on a signed letter of intent.

(d) Basic weighted average shares represents the total estimated shares to be issued and converted for related shareholders in the merger. Basic and diluted weighted average shares are the same because the inclusion of the dilutive effect of preferred stocks and stock warrants in the merged company would be antidilutive, due to the net loss position.




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